EXHIBIT 13.2
Certification by the Chief Financial Officer
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
     In connection with the Annual Report of Canadian Solar Inc. (the “Company”) on Form 20-F for the year ended December 31, 2008 initially filed with the Securities and Exchange Commission on June 8, 2009, as amended by Amendment No. 1 on Form 20-F on the date hereof (the “Report”), I, Arthur Chien, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:
     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: October 13, 2009

By:	/s/ Arthur Chien
	Name:	Arthur Chien
	Title:	Chief Financial Officer